Item 77C

Last Meeting of Shareholders

A special meeting of shareholders of Federated World Utility Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on November 18, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 5,675,729 total outstanding shares.
The following items were considered by shareholders and the results of their voting were as follows.

1. ELECTED DIRECTORS. 1

			Shares Voted 		Shares Withheld
			Affirmatively

Thomas G. Bigley
			2,992,288		83,030

Nicholas P.
Constantakis
			2,993,610		81,708

John F. Cunningham
			2,992,055		83,263

J. Christopher Donahue
			2,988,705		86,613

Charles F. Mansfield,
Jr.
			2,991,885		83,433

John E. Murray, Jr.
			2,992,989		82,329

John S. Walsh
			2,992,288		83,030


1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.
2. MADE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:
a. Amended the Fund's fundamental investment policy regarding diversification.

FOR			AGAINST			ABSTENTIONS and BROKER
							NON-VOTES
2,213,103		55,849				806,366



b. Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR			AGAINST			ABSTENTIONS and BROKER
							NON-VOTES
2,167,531		91,124				816,663


c. Amended the Fund's fundamental investment policy regarding investments in real estate.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,175,495		91,489			808,334



d. Amended the Fund's fundamental investment policy regarding investments in commodities.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,143,229 		124,740			807,349


e. Amended the Fund's fundamental investment policy regarding underwriting securities.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,164,069		95,231			816,018


f. Amended the Fund's fundamental investment policy regarding lending assets.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,163,271		101,024			811,023


g. Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,208,243		66,979			800,096


h. Amended and make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,141,114		120,679			813,525

i. Amended and make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

FOR			AGAINST		ABSTENTIONS and BROKER
						NON-VOTES
2,151,976		105,792			817,550


3 Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

FOR			AGAINST		ABSTENTIONS and BROKER
NON-VOTES
2,135,709		125,512			814,097


Last Meeting of Shareholders

A special meeting of shareholders of Federated European Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on November 18, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 3,637,905 total outstanding shares.
The following items were considered by shareholders and the results of their voting were as follows.

1. ELECTED DIRECTORS. 1

			Shares Voted		Shares Withheld
			Affirmatively

Thomas G. Bigley	2,723,016		54,769

Nicholas P.
Constantakis		2,724,690		53,095
J
ohn F. Cunningham 	2,724,690		53,095

J. Christopher Donahue
			2,724,690		53,095
Charles F. Mansfield,
Jr.
			2,723,526		54,259
John E. Murray, Jr.
			2,721,549		56,236
John S. Walsh
			2,725,002		52,783

1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

2. MADE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:
a. Amended the Fund's fundamental investment policy regarding diversification.

FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,582,267		24,590			1,153,001

b. Amendedthe Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,746,320		35,916			995,549

c. Amended the Fund's fundamental investment policy regarding investments in real estate.

FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,754,671		31,596			991,518

d. Amended the Fund's fundamental investment policy regarding investments in commodities.

FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,742,478		44,931			990,376

e. Amended the Fund's fundamental investment policy regarding underwriting securities.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,746,814		38,040			992,931

f.  Amended the Fund's fundamental investment policy regarding lending assets.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,734,605		48,208			994,972

g. Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,739,608		45,370			992,807

h. Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,723,88		154,855			999,049

i. Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,725,947		51,726			1,000,112

3.Eliminated the Fund's fundamental investment policy regarding selling securities short.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,726,753		56,141			994,891

4. Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
FOR			AGAINST			ABSTENTIONS and BROKER
						NON-VOTES
1,727,008		64,603			986,174


 Last Meeting of Shareholders

A special meeting of shareholders of Federated Latin American Growth (the "Fund"), a portfolio of World Investment Series, Inc. was held on November 18, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 1,139,869 total outstanding shares.
The following items were considered by shareholders and the results of their voting were as follows.

1. ELECTED DIRECTORS. 1

				Shares Voted		Shares Withheld
				Affirmatively

Thomas G. Bigley		892,198			12,601
Nicholas P.
Constantakis			892,198			12,601
John F. Cunningham 		892,198			12,601
J. Christopher Donahue		892,198			12,601
Charles F. Mansfield,
Jr.				892,198			12,601
John E. Murray, Jr.		892,198			12,601
John S. Walsh 			891,738			13,061

1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

2. MADE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:
a. Amended the Fund's fundamental investment policy regarding diversification.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
500,168			7,006		392,844

b. Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR			AGAINST		ABSTENTIONS and BROKER
NON-VOTES
549,647			10,969		344,183

c. Amended the Fund's fundamental investment policy regarding investments in real estate.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
556,001			8,380		340,418

d. Amended the Fund's fundamental investment policy regarding investments in commodities.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
549,159			14,939		340,701

e. Amended the Fund's fundamental investment policy regarding underwriting securities.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
554,768			8,608		341,423

f.  Amended the Fund's fundamental investment policy regarding lending assets.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
549,344			14,664		340,791

g. Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
FOR		AGAINST				ABSTENTIONS and BROKER
						NON-VOTES
552,001		12,895				339,903

h. Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
FOR		AGAINST				ABSTENTIONS and BROKER
						NON-VOTES
537,138		19,380				348,281

i. Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
FOR		AGAINST				ABSTENTIONS and BROKER
						NON-VOTES
540,813		19,839				344,147

3. Eliminated the Fund's fundamental investment policy regarding selling securities short.
FOR		AGAINST				ABSTENTIONS and BROKER
						NON-VOTES
547,290		18,013				339,496

4. Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
FOR		AGAINST			ABSTENTIONS and BROKER
					NON-VOTES
545,264		20,864			338,671



Last Meeting of Shareholders

A special meeting of shareholders of Federated International Small Company (the "Fund"), a portfolio of World Investment Series, Inc. was held on November 18, 1999. On September 7, 1999, the record date for shareholders voting at the meeting, there were 27,647,321 total outstanding shares.
The following items were considered by shareholders and the results of their voting were as follows.

1. ELECTED DIRECTORS. 1

			Shares Voted		Shares Withheld
			Affirmatively

Thomas G. Bigley	17,613,389		446,346

Nicholas P.
Constantakis		17,619,555		440,180

John F. Cunningham 	17,617,153		442,582

J. Christopher Donahue	17,616,065		443,670

Charles F. Mansfield,	17,623,299		436,436
Jr.

John E. Murray, Jr.	17,613,677		446,058

John S. Walsh 		17,613,150		446,585

1 The following Directors continued their terms as Directors: John F. Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

2. MADE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:
a. Amended the Fund's fundamental investment policy regarding diversification.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
9,620,541		558,542		7,696,900

b. Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,885,047		498,840		6,675,848

c. Amended the Fund's fundamental investment policy regarding investments in real estate.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,953,159		438,640		6,667,936

d. Amended the Fund's fundamental investment policy regarding investments in commodities.

FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,866,927		516,281		6,676,527

e. Amended the Fund's fundamental investment policy regarding underwriting securities.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,950			433,366		6,676,302

f.  Amended the Fund's fundamental investment policy regarding lending assets.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,859,350		513,775		6,686,610

g. Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,994,865		391,411		6,673,459

h. Amended and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,747,001		583,780		6,728,954

i. Amended and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,802,955		537,946		6,718,834

3. Eliminated the Fund's fundamental investment policy regarding selling securities short.
FOR			AGAINST		ABSTENTIONS and BROKER
					NON-VOTES
10,864,963			537,946			6,718,834

4. Approved an amendment to the Articles of Incorporation of World Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
FOR			AGAINST		ABSTENTIONS and BROKER NON-VOTES
10,368,001		1,014,823		6,676,911



LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Federated Asia Pacific Growth Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 3,045,385 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1

Elected Directors
 										Withheld
										Authority
					For					to Vote
Thomas G. 			     2,093,715					107,216
Bigley

Nicholas P.			     2,092,170					108,761
Constantakis

John F. 			     2,091,693					109,238
Cunningham

J. Christopher 			     2,094,092					106,839

Donahue

Charles F. 			     2,094,092					106,839
Mansfield, Jr.

John E. 			      2,091,693					109,238
Murray, Jr.,

John S. 				2,094,284				106,647
Walsh
1 The following Directors continued their terms as Directors:  John F.
Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts. Director elections will become effective
January 1, 2000.


Agenda Item 2

Made changes to the Fund's fundamental investment policies:

(a)  	Amended the Fund's fundamental investment policy regarding
diversification.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,132,473			30,534				1,036,113

(b)	Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,210,080			52,901				937,950

(c)	Amended the Fund's fundamental investment policy regarding investments in real estate.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,220,370			36,685				943,876

(d)	Amended the Fund's fundamental investment policy regarding investments in commodities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,200,765			42,855				957,311

(e)	Amended the Fund's fundamental investment policy regarding underwriting securities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,237,811			30,392				932,728

(f) 	Amended the Fund's fundamental investment policy regarding lending assets.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,214,863			43,193				942,875


(g) 	Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,216,629			38,942				945,360

(h)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,208,424			44,679				947,828

(i)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,212,004			44,266				944,661


Agenda Item 3

Eliminated certain fundamental investment policies of the Fund:

	Removed the Fund's fundamental investment policy regarding selling securities short.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,217,786			41,593				941,552


4.	Approved an amendment to the Articles of Incorporation of World
Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,203,615			53,791				943,525



LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Federated Emerging Markets Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 4,785,336 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1

Elected Trustees1


										Withheld
										Authority
					For					to Vote
Thomas G. 			     3,632,265					49,456
Bigley

Nicholas P.			     3,632,043					49,678
Constantakis

John F. 			     3,631,516					50,205
Cunningham

J. Christopher 			     3,632,081					49,640
Donahue

Charles F. 			     3,631,516					50,205
Mansfield, Jr.

John E. 			      3,632,265					49,456

Murray, Jr.,

John S. 			      3,630,635					51,086
Walsh
1 The following Directors continued their terms as Directors:  John F.
Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

Agenda Item 2

Made changes to the Fund's fundamental investment policies:

(a)  	Amended the Fund's fundamental investment policy regarding
diversification.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,639,118			71,873				900,826


(b)	Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,764,066			72,346				845,309

(c)	Amended the Fund's fundamental investment policy regarding investments in real estate.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,776,680			63,903				841,138

(d)	Amended the Fund's fundamental investment policy regarding investments in commodities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,761,522			75,573				844,626

(e)	Amended the Fund's fundamental investment policy regarding underwriting securities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,768,122			69,503				844,096

(f) 	Amended the Fund's fundamental investment policy regarding lending assets.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,759,115			77,346				845,260

(g) 	Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,774,087			65,468				842,166

(h)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
2,745,192			92,456				844,073

(i)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
2,753,127			86,215				842,379


Agenda Item 3

Eliminated certain fundamental investment policies of the Fund:

	Removed the Fund's fundamental investment policy regarding selling securities short.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,758,084			75,249				848,388


4.	Approved an amendment to the Articles of Incorporation of World
Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,722,844			107,559			851,318






LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Federated Global Equity Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 2,321,627 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1

Elected Directors1


										Withheld
										Authority
					For					to Vote
Thomas G. 			     1,270,011					31,215
Bigley

Nicholas P.			     1,270,437					30,789
Constantakis

John F. 			     1,269,610					31,616
Cunningham

J. Christopher 			     1,269,610					31,616
Donahue

Charles F. 			     1,270,011					31,215
Mansfield, Jr.

John E. 			      1,270,011					31,215

Murray, Jr.,

John S. 			      1,269,610					31,616
Walsh
1 The following Directors continued their terms as Directors:  John F.
Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

Agenda Item 2

Made changes to the Fund's fundamental investment policies:


(b)	Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,138,161			72,712				90,353

(c)	Amended the Fund's fundamental investment policy regarding investments in real estate.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,153,349			62,406				85,471

(d)	Amended the Fund's fundamental investment policy regarding investments in commodities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,138,841			79,613				82,772

(e)	Amended the Fund's fundamental investment policy regarding underwriting securities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,151,084			61,111				89,031

(f) 	Amended the Fund's fundamental investment policy regarding lending assets.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,136,258			75,827				89,681

(g) 	Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,144,761			64,253				92,212

(h)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
1,126,722			82,555				92,249

(i)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
1,129,366			78,752				93,108


Agenda Item 3

Eliminated certain fundamental investment policies of the Fund:

	Removed the Fund's fundamental investment policy regarding selling securities short.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,140,901			72,930				87,395


4.	Approved an amendment to the Articles of Incorporation of World
Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	1,119,910			96,478				84,838




LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Federated International Growth Fund (the "Fund), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 3,878,447 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1

Elected Directors1


										Withheld
										Authority
					For					to Vote
Thomas G. 			     3,669,787					25,625
Bigley

Nicholas P.			     3,669,287					26,125
Constantakis

John F. 			     3,669,787					25,625
Cunningham

J. Christopher 			     3,669,647					25,765
Donahue

Charles F. 			     3,669,787					25,625
Mansfield, Jr.

John E. 			     3,669,647					25,765

Murray, Jr.,

John S. 			      3,668,734					26,678
Walsh
1 The following Directors continued their terms as Directors:  John F.
Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

Agenda Item 2

Made changes to the Fund's fundamental investment policies:

(b)	Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,484,068			57,313				1,154,031

(c)	Amended the Fund's fundamental investment policy regarding investments in real estate.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,511,108			30,330				1,153,974

(d)	Amended the Fund's fundamental investment policy regarding investments in commodities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,508,513			32,838				1,154,061

(e)	Amended the Fund's fundamental investment policy regarding underwriting securities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,529,811			29,263				1,136,338

(f) 	Amended the Fund's fundamental investment policy regarding lending assets.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,528,702			29,417				1,137,293

(g) 	Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,533,787			25,911				1,135,714

(h)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
2,504,902			37,207				1,153,303

(i)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
2,476,857			34,453				1,184,102


Agenda Item 3

Eliminated certain fundamental investment policies of the Fund:

	Removed the Fund's fundamental investment policy regarding selling securities short.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,523,722			32,961				1,138,729


4.	Approved an amendment to the Articles of Incorporation of World
Investment Series, Inc. to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	2,499,640			59,023				1,136,749





LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of Federated International High Income Fund (the "Fund"), a portfolio of World Investment Series, Inc. was held on December 17, 1999. On September 7, 1999, the record date for the shareholders voting at the meeting, there were 12,521,359 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

Agenda Item 1

Elected Directors1


										Withheld
										Authority
					For					to Vote
Thomas G. 			     7,383,134					235,419
Bigley

Nicholas P.			     7,383,068					235,485
Constantakis

John F. 			     7,383,134					235,419
Cunningham

J. Christopher 			     7,383,134
	235,419
Donahue

Charles F. 			     7,383,134					235,419
Mansfield, Jr.

John E. 			      7,375,882					242,671
Murray, Jr.,

John S. 			      7,381,829					236,724
Walsh
1 The following Directors continued their terms as Directors:  John F.
Donahue, John T. Conroy, William J. Copeland, Lawrence D. Ellis, M.D., Peter
E. Madden, and Marjorie P. Smuts.
Director elections will become effective January 1, 2000.

Agenda Item 2

Made changes to the Fund's fundamental investment policies:

(a)  	Amended the Fund's fundamental investment policy regarding
diversification.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,151,220			306,456			2,160,877

(b)	Amended the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
5,527,941			334,202			1,756,410

(c)	Amended the Fund's fundamental investment policy regarding investments in real estate.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,531,918			336,920			1,749,715

(d)	Amended the Fund's fundamental investment policy regarding investments in commodities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,403,458			440,440			1,774,655

(e)	Amended the Fund's fundamental investment policy regarding underwriting securities.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,534,387			327,030			1,757,136

(f) 	Amended the Fund's fundamental investment policy regarding lending assets.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,493,305			382,470			1,742,778


(g) 	Amended the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,578,946			316,655			1,722,952

(h)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,332,102			482,485			1,803,966

(i)	Amended, and made non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,346,640			463,125			1,808,788


Agenda Item 3

Eliminated certain fundamental investment policies of the Fund:

	Removed the Fund's fundamental investment policy regarding selling securities short.
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,384,411			410,676			1,823,466


4.	Approved an amendment to the Articles of Incorporation of World
Investment Series Inc.,  to permit the Board of Directorsto liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law. .
									Abstentions
									and Broker
	For 				Against 			Non-Votes
	5,384,407			492,573			1,741,572